77Q1(d)(1)
Amended and Restated Master Distribution and Individual Shareholder
Services Plan (A Class), effective as of March 1, 2010 (filed electronically as Exhibit (m) (1) to Post-Effective Amendment No. 59 to the Registration
Statement of American Century Government Income Trust on February 8, 2010,
File No. 002-99222 and incorporated herein by reference).

77Q1(d)(2)
Amended and Restated Master Distribution and Individual Shareholder Services
Plan (R Class), effective as of March 1, 2010 (filed electronically as
Exhibit (m) (2) to Post-Effective Amendment No. 59 to the Registration
Statement of American Century Government Income Trust on February 8, 2010,
File No. 002-99222 and incorporated herein by reference).

77Q1(d)(3)
Amended and Restated Master Distribution and Individual Shareholder
Services Plan (C Class), effective as of March 1, 2010 (filed electronically as Exhibit (m) (3) to Post-Effective Amendment No. 59 to the Registration
Statement of American Century Government Income Trust on February 8, 2010,
File No. 002-99222 and incorporated herein by reference).

77Q1(d)(4)
Amended and Restated Multiple Class Plan of American Century Government
Income Trust, effective as of March 1, 2010 (filed electronically as Exhibit (n) to Post-Effective Amendment No. 59 to the Registration
Statement of American Century Government Income Trust on February 8, 2010,
File No. 002-99222 and incorporated herein by reference).